Exhibit 10.1

AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 23, 2026, is made and entered into by and among ONE Nuclear Energy Inc., a Delaware corporation (formerly known as Hennessy Capital Investment Corp. VII, a Cayman Islands exempted company) (the “Company”), HC VII Sponsor LLC, a Nevada limited liability company (the “Sponsor”), Cohen & Company Capital Markets, a division of Cohen & Company Securities, LLC (“Cohen”), Loop Capital Markets LLC (“Loop Capital Markets”) and Clear Street LLC (“Clear Street” and, together with Cohen and Loop Capital Markets, the “IPO Underwriters”), each of the undersigned parties listed under “Other Existing Holders” on the signature pages hereto (each such party, together with the Sponsor and the IPO Underwriters, the “Existing Holders”) and each of the undersigned parties listed under “New Holders” on the signature pages hereto (collectively, the “New Holders” and collectively with the Existing Holders and any person or entity who hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, the “Holders” and each a “Holder”).

RECITALS

WHEREAS, pursuant to that certain Amended & Restated Founder Share Subscription Agreement, dated as of January 10, 2025, by and between the Company and the Sponsor, the Sponsor purchased an aggregate of 6,333,333 Class B ordinary shares, par value $0.0001 per share (the “Class B Ordinary Shares”), of the Company (after giving effect to the required forfeitures);

WHEREAS, the Sponsor subsequently transferred an aggregate of 1,130,000 Class B Ordinary Shares to the Company’s initial independent directors and executive officers;

WHEREAS, the Class B Ordinary Shares were convertible into the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A Ordinary Shares”), on the terms and conditions provided in the Company’s previous amended and restated memorandum and articles of association;

WHEREAS, on January 16, 2025, the Sponsor and the IPO Underwriters each entered into a private placement unit purchase agreement, pursuant to which the Sponsor and the IPO Underwriters purchased an aggregate of 690,000 private placement units (the “Private Placement Units”), each unit consisting of one Class A Ordinary Share and one share right (the “Private Placement Share Right”) to receive one-twelfth (1/12) of one Class A Ordinary Share upon the consummation of the Company’s initial business combination, in a private placement transaction occurring simultaneously with the closing of the Company’s initial public offering;

WHEREAS, the Company entered into that certain Business Combination Agreement, dated as of October 22, 2025 (as amended by that certain Omnibus Amendment No. 1, dated as of March 31, 2026, that certain Omnibus Amendment No. 2, dated as of June 1, 2026 and that certain Omnibus Amendment No. 3, dated as of August 7, 2026, and as may be further amended, modified, or supplemented from time to time, the “Business Combination Agreement”), with ONE Nuclear Energy, LLC, a Delaware limited liability company (“Old One Nuclear”), and Solis Merger Sub LLC, a Delaware limited liability company and a former wholly-owned subsidiary of the Company (“Merger Sub”), pursuant to which, among other things, on or about the date hereof, (a) each then issued and outstanding Class B Ordinary Share converted automatically, on a one-for-one basis, into one Class A Ordinary Share (the “Sponsor Share Conversion”); (b) after the Sponsor Share Conversion, the Company transferred by way of continuation and deregistration to and domesticated as a Delaware corporation in accordance with Section 388 of the Delaware General Corporation Law and Part 12, Section 206 of the Companies Act (As Revised) of the Cayman Islands (such continuation and domestication, the “Domestication”); (c) immediately following the Sponsor Share Conversion, in connection with, and after giving effect to, the Domestication, (i) each then issued and outstanding Class A Ordinary Share converted automatically, on a one-for-one basis, into one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), (ii) each then issued and outstanding right of the Company, including the Private Placement Share Rights, converted automatically into a right to acquire one-twelfth (1/12) of one share of Common Stock upon consummation of a business combination (each a “Domesticated Company Right”), and (iii) each then issued and outstanding unit of the Company, including the Private Placement Units, was cancelled and one share of Common Stock and one Domesticated Company Right were issued in respect thereof; and (d) the transactions contemplated by the Business Combination Agreement were consummated (the “Closing”), including that (i) Merger Sub merged with and into Old One Nuclear (the “Merger”), with Old One Nuclear surviving the Merger and becoming a wholly-owned subsidiary of the Company and (ii) the Domesticated Company Rights were automatically surrendered in exchange for one share of Common Stock for each twelve Domesticated Company Rights;

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WHEREAS, each of the Company and the Existing Holders is a party to, and hereby consents to, this amendment and restatement of that certain Registration Rights Agreement, dated January 16, 2025, pursuant to which the Company granted the Existing Holders certain registration rights with respect to certain securities of the Company, as set forth therein; and

WHEREAS, in connection with the transactions contemplated by the Business Combination Agreement, the Company and the Holders desire to enter into this Agreement, pursuant to which the Company will grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or principal financial officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Board” shall mean the Board of Directors of the Company.

“Business Combination Agreement” shall have the meaning given in the Recitals hereto.

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“Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York.

“Class A Ordinary Shares” shall have the meaning given in the Recitals hereto.

“Class B Ordinary Shares” shall have the meaning given in the Recitals hereto.

“Closing” shall have the meaning given in the Recitals hereto.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble.

“Common Stock” shall have the meaning given in the Recitals hereto.

“Demand Registration” shall have the meaning given in subsection 2.1.2.

“Demanding Holder” shall mean any Holder or group of Holders that (in the case of a group of Holders, together) elects to dispose of Registrable Securities having an aggregate value of at least $25 million, at the time of a Demand Registration or Underwritten Demand, as applicable.

“Domesticated Company Right” shall have the meaning given in the Recitals hereto.

“Domestication” shall have the meaning given in the Recitals hereto.

“Earnout Shares” shall mean the up to 13,000,000 shares of Common Stock that may be issued to the New Holders subject to the vesting and forfeiture conditions specified in the Business Combination Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Existing Holders” shall have the meaning given in the Preamble.

“Form S-1” shall have the meaning given in subsection 2.1.2.

“Form S-3” shall have the meaning given in subsection 2.3.

“Holders” shall have the meaning given in the Preamble.

“IPO Underwriters” shall have the meaning given in the Preamble.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.5.

“Merger” shall have the meaning given in the Recitals hereto.

“Merger Sub” shall have the meaning given in the Recitals hereto.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus (in the case of a Prospectus, in the light of the circumstances under which they were made) not misleading.

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“New Holders” shall have the meaning given in the Preamble.

“Old One Nuclear” shall have the meaning given in the Recitals hereto.

“Permitted Transferees” shall mean any person or entity to whom a Holder of Registrable Securities is permitted to transfer such Registrable Securities prior to the expiration of any applicable transfer restriction period pursuant to an agreement between such Holder and the Company, in each case for so long as such agreements remain in effect, and any transferee thereafter.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Private Placement Share Right” shall have the meaning given in the Recitals hereto.

“Private Placement Units” shall have the meaning given in the Recitals hereto.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Registrable Securities” shall mean (a) all shares of Common Stock issued or issuable pursuant to the Domestication (including the shares of Common Stock into which the Private Placement Shares and Private Placement Units converted), (b) all shares of Common Stock issued or issuable pursuant to the Merger (including the Earnout Shares), (c) the shares of Common Stock underlying the Domesticated Company Rights (including those into which the Private Placement Share Rights converted), (d) any outstanding shares of Common Stock (including, without limitation, the shares of Common Stock issued or issuable upon the exercise, exchange or conversion of any other equity security) of the Company held by a Holder from time to time and (e) any other equity security of the Company issued or issuable with respect to any such shares of Common Stock by way of a share dividend or share split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Securities, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities have been sold without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated by the Commission); or (E) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

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“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(A) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Common Stock is then listed;

(B) reasonable Underwriter expenses (other than fees, commissions or discounts);

(C) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(D) printing, messenger, telephone and delivery expenses;

(E) reasonable fees and disbursements of counsel for the Company;

(F) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(G) reasonable fees and expenses of one (1) legal counsel selected by the majority-in-interest of the Demanding Holders initiating a Demand Registration to be registered for offer and sale in the applicable Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in subsection 2.1.4.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Shelf Registration” shall have the meaning given in subsection 2.1.1.

“Sponsor” shall have the meaning given in the Preamble hereto.

“Sponsor Share Conversion” shall have the meaning given in the Recitals hereto.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Demand” shall have the meaning given in subsection 2.1.4.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public, including an offering and/or sale of Registrable Securities by any Holder in a block trade or on an underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction, but excluding a variable price reoffer.

[Signature Page to A&R Registration Rights Agreement]

Article II

REGISTRATIONS

2.1 Shelf Registration and Demand Registration.

2.1.1 Shelf Registration. The Company agrees that as promptly as reasonably possible, but in no event later than within thirty (30) days after the Closing, the Company will file with the Commission (at the Company’s sole cost and expense) a Registration Statement registering the resale or other disposition of the Registrable Securities (a “Shelf Registration”). The Company shall use its reasonable best efforts to cause such Registration Statement to be declared effective by the Commission as soon as reasonably practicable after the initial filing of the Registration Statement. Subject to the limitations contained in this Agreement, the Company shall effect any Shelf Registration on such appropriate registration form of the Commission (i) as shall be selected by the Company and (ii) as shall permit the resale or other disposition of the Registrable Securities by the Holders pursuant to any method or combination of methods legally available to the Holders. If at any time a Registration Statement filed with the Commission pursuant to subsection 2.1.1 is effective and a Holder provides written notice to the Company that it intends to effect an offering of all or part of the Registrable Securities included on such Registration Statement, the Company will use its reasonable best efforts to amend or supplement such Registration Statement as may be necessary in order to enable such offering to take place in accordance with the terms of this Agreement. The Company shall use its reasonable best efforts to cause the Shelf Registration filed pursuant to this subsection 2.1.1 to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Shelf Registration is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities.

2.1.2 Request for Registration. Subject to the provisions of subsection 2.1.5 and Section 2.4 hereof, to the extent that any Registrable Securities are not registered pursuant to the Shelf Registration, a Demanding Holder may make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within three (3) Business Days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Demand Registration Requesting Holder”) shall so notify the Company, in writing, within five (5) Business Days after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from one or more Demand Registration Requesting Holder(s) to the Company, such Demand Registration Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, but not more than forty-five (45) days immediately after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Demand Registration Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than three (3) Registrations in the aggregate pursuant to Demand Registrations under this subsection 2.1.2, with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”) has become effective and all of the Registrable Securities requested by the Demanding Holders and Demand Registration Requesting Holders to be registered on behalf of the Demanding Holders and Demand Registration Requesting Holders (subject to subsection 2.1.5) in such Form S-1 Registration have been sold, in accordance with Section 3.1 of this Agreement. A majority-in-interest of the Demanding Holders initiating a Demand Registration or a majority-in-interest of the Demand Registration Requesting Holders (if any), pursuant to a Registration under this subsection 2.1.2 shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal.

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2.1.3 Effective Registration. Notwithstanding the provisions of subsection 2.1.2 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.1.4 Underwritten Offering. Subject to the provisions of subsection 2.1.5 and Section 2.4 hereof, any Demanding Holder may make a written demand for an Underwritten Offering pursuant to a Registration Statement filed with the Commission in accordance with subsection 2.1.1 or subsection 2.1.2 (an “Underwritten Demand”) for all or a portion of the Demanding Holder’s Registrable Securities. The Company shall, within three (3) Business Days of the Company’s receipt of the Underwritten Demand, notify, in writing, all other Holders of such demand, and each Holder who thereafter requests to include all or a portion of such Holder’s Registrable Securities in such Underwritten Offering pursuant to such Underwritten Demand (each such Holder that requests to include all or a portion of such Holder’s Registrable Securities in such Underwritten Offering, a “Requesting Holder”) shall so notify the Company, in writing, within two (2) days (one (1) day if such offering is an overnight or bought Underwritten Offering) after the receipt by the Holder of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s), such Requesting Holder(s) shall be entitled to have the designated portion of their Registrable Securities included in such Underwritten Offering pursuant to such Underwritten Demand. All such Holders proposing to distribute their Registrable Securities through such Underwritten Offering under this subsection 2.1.4 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Demanding Holders initiating such Underwritten Offering, and the Company shall enter into such underwriting agreement and shall take all such other reasonable actions as are requested by the managing Underwriter or Underwriters in order to expedite or facilitate the disposition of such Registrable Securities. Notwithstanding the foregoing, the Company is not obligated to effect more than an aggregate of three (3) Underwritten Offerings pursuant to this subsection 2.1.4; provided, however, that an Underwritten Offering pursuant to an Underwritten Demand shall not be counted for such purposes unless a Registration Statement that may be available at such time has become effective and all of the Registrable Securities requested by the Requesting Holders and the Demanding Holders to be registered on behalf of the Requesting Holders and the Demanding Holders in such Registration Statement have been sold, in accordance with Section 3.1 of this Agreement.

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2.1.5 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other shares of Common Stock or other equity securities that the Company desires to sell and the shares of Common Stock, if any, as to which a Registration has been requested pursuant to separate written contractual piggyback registration rights held by any other stockholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) holds prior to such Underwritten Registration) that can be sold without exceeding the Maximum Number of Securities; (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the shares of Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities and that can be sold without exceeding the Maximum Number of Securities.

2.1.6 Underwritten Offering Withdrawal. A majority-in-interest of the Demanding Holders initiating an Underwritten Demand or a majority-in-interest of the Requesting Holders (if any), pursuant to an Underwritten Offering under subsection 2.1.4 shall have the right to withdraw from such Underwritten Offering for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Underwritten Offering (or in the case of an Underwritten Registration pursuant to Rule 415 under the Securities Act, prior to the time of pricing of the applicable offering). Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with an Underwritten Offering prior to its withdrawal under this subsection 2.1.6.

2.1.7 Holder Information Required for Participation in Underwritten Offering. At least ten (10) Business Days prior to the first anticipated filing date of a Registration Statement pursuant to this Article II, the Company shall use reasonable best efforts to notify each Holder in writing (which may be by email) of the information reasonably necessary about the Holder to include such Holder’s Registrable Securities in such Registration Statement. Notwithstanding anything else in this Agreement, the Company shall not be obligated to include such Holder’s Registrable Securities to the extent the Company has not received such information, and received any other reasonably requested agreements or certificates, on or prior to the fifth Business Day prior to the first anticipated filing date of a Registration Statement pursuant to this Article II.

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2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If the Company proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into, equity securities, for its own account or for the account of stockholders of the Company (or by the Company and by the stockholders of the Company including, without limitation, pursuant to Section 2.1 hereof), other than a Registration Statement (i) filed in connection with any employee stock option or other benefit plan, (ii) for a rights offering or an exchange offer or offering of securities solely to the Company’s existing stockholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, then the Company shall give written notice of such proposed filing to all of the Holders of Registrable Securities as soon as practicable but not less than five (5) Business Days before the anticipated filing date of such Registration Statement, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of such number of Registrable Securities as such Holders may request in writing within five (5) Business Days after receipt of such written notice (such Registration a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company. The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Registration that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of shares of Common Stock that the Company desires to sell, taken together with (i) the shares of Common Stock, if any, as to which Registration has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder, (ii) the Registrable Securities as to which registration has been requested pursuant to Section 2.2 hereof, and (iii) the shares of Common Stock, if any, as to which Registration has been requested pursuant to separate written contractual piggyback registration rights of other stockholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Registration is undertaken for the Company’s account, the Company shall include in any such Registration (A) first, shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof and shares of Common Stock, if any, as to which Registration has been requested pursuant to written contractual piggyback registration rights of other stockholders of the Company (pro rata based on the respective number of Registrable Securities that each stockholder holds prior to such Underwritten Registration), which can be sold without exceeding the Maximum Number of Securities;

[Signature Page to A&R Registration Rights Agreement]

(b) If the Registration is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration (A) first, the shares of Common Stock or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 and shares of Common Stock or other equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual arrangements with such persons or entities (pro rata based on the respective number of Registrable Securities that each stockholder holds prior to such Underwritten Registration), which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration (or in the case of an Underwritten Registration pursuant to Rule 415 under the Securities Act, prior to the time of pricing of the applicable offering). The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons or entities pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof or an Underwritten Offering pursuant to subsection 2.1.4.

2.3 Registrations on Form S-3. The Holders of Registrable Securities may at any time, and from time to time, request in writing that the Company, pursuant to Rule 415 under the Securities Act (or any successor rule promulgated thereafter by the Commission if so requested), register the resale of any or all of their Registrable Securities on Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”). Within three (3) Business Days of the Company’s receipt of a written request from a Holder or Holders of Registrable Securities for a Registration on Form S-3, the Company shall promptly give written notice of the proposed Registration on Form S-3 to all other Holders of Registrable Securities, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Registration on Form S-3 shall so notify the Company, in writing, within ten (10) days after the receipt by the Holder of the notice from the Company. As soon as practicable thereafter, but not more than twelve (12) days after the Company’s initial receipt of such written request for a Registration on Form S-3, the Company shall register all or such portion of such Holder’s Registrable Securities as are specified in such written request, together with all or such portion of Registrable Securities of any other Holder or Holders joining in such request as are specified in the written notification given by such Holder or Holders; provided, however, that the Company shall not be obligated to effect any such Registration pursuant to Section 2.3 hereof if (i) a Form S-3 is not available for such offering; or (ii) the Holders of Registrable Securities, together with the Holders of any other equity securities of the Company entitled to inclusion in such Registration, propose to sell the Registrable Securities and such other equity securities (if any) at any aggregate price to the public of less than $25,000,000.

[Signature Page to A&R Registration Rights Agreement]

Any request for an underwritten offering pursuant to a Form S-3 shall follow the procedures of Section 2.1 (including Section 2.1.5) but shall not count against the number of long-form Demand Registrations that may be made pursuant to Section 2.1.2.

2.4 Restrictions on Registration Rights. If (A) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company-initiated Registration and provided that the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.1.2 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (B) the Holders have requested an Underwritten Registration and the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such Registration or Underwritten Demand would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement or the undertaking of such Underwritten Offering at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed or to undertake such Underwritten Offering in the near future and that it is therefore essential to defer the filing of such Registration Statement or undertaking of such Underwritten Offering. In such event, the Company shall have the right to defer such filing for a period of not more than thirty (30) days; provided, however, that the Company shall not defer its obligation in this manner more than once in any 12-month period.

2.5 Waiver. Notwithstanding anything in this Agreement to the contrary, any Holder may notify the Company of its election to waive any and all rights (i) to receive notice of an Underwritten Demand or Piggyback Registration as provided for in this Article II or (ii) to participate in any such Underwritten Offering or Piggyback Registration. As long as any such waiver remains outstanding and has not been rescinded in writing, the Company agrees not to notify any such Holder of any Underwritten Demand or Piggyback Registration or provide any such Holder with any information relating thereto.

Article III

COMPANY PROCEDURES

3.1 General Procedures. If the Company is required to effect the Registration of Registrable Securities, the Company shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective, including filing a replacement Registration Statement, if necessary, until all Registrable Securities covered by such Registration Statement have been sold or are no longer outstanding;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or are no longer outstanding;

[Signature Page to A&R Registration Rights Agreement]

3.1.3 prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and to keep such registration or qualification in effect for so long as such Registration Statement remains in effect and (ii) take such action as may be necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or share rights agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of any request by the Commission that the Company amend or supplement such Registration Statement or Prospectus or the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threat of any proceeding for such purpose and promptly use its reasonable best efforts to amend and supplement such Registration Statement or Prospectus or prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel, including, without limitation, providing copies promptly upon receipt of any comment letters from the staff of the Commission with respect to any such Registration Statement or Prospectus;

[Signature Page to A&R Registration Rights Agreement]

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit a representative of the Holders, the Underwriter(s), if any, and any attorney or accountant retained by such Holders or Underwriter(s) to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.13 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission), and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-K, 10-Q and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

3.1.15 if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $25,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in any Underwritten Offering; and

3.1.16 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration, including, without limitation, making available senior executives of the Company to participate in any due diligence sessions that may be reasonably requested by the Underwriter in any Underwritten Offering.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

[Signature Page to A&R Registration Rights Agreement]

3.3 Requirements for Participation in Underwritten Offerings. No person or entity may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person or entity (i) agrees to sell such person’s or entity’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements. The Company will use its commercially reasonable efforts to ensure that no Underwriter shall require any Holder to make any representations, warranties or agreements to or with the Company or the Underwriters, other than representations, warranties or agreements regarding such Holder and such Holder’s intended method of distribution and any other representation required by law, and if, despite the Company’s commercially reasonable efforts, an Underwriter requires any Holder to make additional representations, warranties or agreements with such Underwriter, such Holder may elect not to participate in such Underwritten Offering (but shall not have any claims against the Company as a result of such election). Any liability of such Holder to any Underwriter or other person or entity under such underwriting agreement shall be limited to an amount equal to the proceeds (net of expenses and underwriting discounts and commissions) that it receives from such Underwritten Offering.

3.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until he, she or it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until he, she or it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell the Registrable Securities held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission), including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

3.6 Limitations of Registration Rights. Notwithstanding anything herein to the contrary, (i) the IPO Underwriters and/or their respective designees may not exercise their rights under Sections 2.1 and 2.2 hereunder after five (5) and seven (7) years from the commencement of sales relating to the Company’s initial public offering, respectively, and (ii) the IPO Underwriters and/or their respective designees may not exercise their rights under Section 2.1 more than one time.

[Signature Page to A&R Registration Rights Agreement]

Article IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers, directors and agents and each person or entity who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and out-of-pocket expenses (including reasonable attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, its directors, officers and agents and each person or entity who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and out-of-pocket expenses (including without limitation reasonable attorneys’ fees) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the total liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person or entity who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel (plus local counsel) for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot settle such claim or litigation in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) and which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

[Signature Page to A&R Registration Rights Agreement]

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agree to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and out-of-pocket expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and out-of-pocket expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or out-of-pocket expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person or entity who was not guilty of such fraudulent misrepresentation.

Article V

MISCELLANEOUS

5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery or electronic mail. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third Business Day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery or electronic mail, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: ONE Nuclear Energy Inc., Attn: Richard Taylor and Kevin Dowd, 700 S. Rosemary Ave, Suite 204, West Palm Beach, FL 33401, and, if to any Holder, at such Holder’s address or contact information as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective thirty (30) days after delivery of such notice as provided in this Section 5.1.

[Signature Page to A&R Registration Rights Agreement]

5.2 Assignment; No Third-Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2 A Holder may assign or delegate such Holder’s rights, duties or obligations under this Agreement, in whole or in part, to a Permitted Transferee who agrees to become bound by the transfer restrictions applicable to the assigning or delegating Holder, if any, pursuant to any agreement between such Holder and the Company.

5.2.3 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.4 This Agreement shall not confer any rights or benefits on any persons or entities that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.5 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3 Counterparts; Electronic Signatures. This Agreement may be executed and delivered (including executed manually or electronically via DocuSign or other similar services and delivered by portable document format (pdf) transmission) in multiple counterparts, each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT (I) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK AS APPLIED TO AGREEMENTS AMONG NEW YORK RESIDENTS ENTERED INTO AND TO BE PERFORMED ENTIRELY WITHIN NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION AND (II) THE VENUE FOR ANY ACTION TAKEN WITH RESPECT TO THIS AGREEMENT SHALL BE ANY STATE OR FEDERAL COURT IN NEW YORK COUNTY IN THE STATE OF NEW YORK.

[Signature Page to A&R Registration Rights Agreement]

EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND, THEREFORE, EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT TO ANY ACTION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

5.5 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least a majority-in-interest of the Registrable Securities at the time in question (which majority-in-interest must include the IPO Underwriters if such amendment or modification affects in any way the rights of the IPO Underwriters hereunder), compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects either the Existing Holders as a group or the New Holders as a group, as the case may be, in a manner that is materially adversely different from the New Holders or the Existing Holders, respectively, shall require the consent of at least a majority-in-interest of the Registrable Securities held by such Existing Holders or a majority-in-interest of the Registrable Securities held by the New Holders, as applicable, so affected at the time in question; provided, further, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in his, her or its capacity as a holder of Registrable Securities, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6 Other Registration Rights. The Company represents and warrants that no person or entity, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person or entity. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail. From and after the date of this Agreement, the Company shall not, without the approval of the Holders of a majority-in-interest of the Registrable Securities, enter into any agreement with any holder or prospective holder of any Registrable Securities that would grant such holder or prospective holder any registration rights more favorable in any material respect than those rights granted pursuant to this Agreement.

5.7 Term. This Agreement shall terminate upon the date as of which (A) all of the Registrable Securities have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(a)(3) of the Securities Act and Rule 174 thereunder (or any successor rule promulgated thereafter by the Commission)) or (B) the Holders of all Registrable Securities are permitted to sell the Registrable Securities under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale. The provisions of Section 3.5, Article IV and Article V shall survive any termination.

[Signature Page to A&R Registration Rights Agreement]

5.8 Entire Agreement. This Agreement constitutes the entire understanding and agreement between the parties as to the matters covered herein and supersedes and replaces any prior understanding, agreement or statement of intent, in each case, written or oral, of any and every nature with respect thereto.

5.9 Legend Removal. If a Holder holds Registrable Securities that are eligible to be sold without restriction under Rule 144 under the Securities Act (other than the restriction set forth under Rule 144(i)) or pursuant to an effective Registration Statement, then, at such Holder’s request, accompanied by such additional representations and other documents as the Company shall reasonably request, the Company shall cause the Company’s transfer agent to remove any restrictive legend set forth on the Registrable Securities held by such Holder in connection with any sale of such Registrable Securities pursuant to Rule 144 or the effective Registration Statement, as applicable (including, if required or requested by the Company’s transfer agent, by delivering to the Company’s transfer agent a direction letter and opinion of Company counsel), and the Company shall instruct and cause its transfer agent not to require a medallion guarantee in connection with any permitted transfer of Registrable Securities.

5.10 Remedies Cumulative. In the event that the Company fails to observe or perform any covenant or agreement to be observed or performed under this Agreement, the Holders may proceed to protect and enforce their rights by suit in equity or action at law, whether for specific performance of any term contained in this Agreement or for an injunction against the breach of any such term or in aid of the exercise of any power granted in this Agreement or to enforce any other legal or equitable right, or to take any one or more of such actions, without being required to post a bond. None of the rights, powers or remedies conferred under this Agreement shall be mutually exclusive, and each such right, power or remedy shall be cumulative and in addition to any other right, power or remedy, whether conferred by this Agreement or now or hereafter available at law, in equity, by statute or otherwise.

5.11 Waivers and Extensions. Any party to this Agreement may waive any right, breach or default which such party has the right to waive, provided that such waiver will not be effective against the waiving party unless it is in writing, is signed by such party, and specifically refers to this Agreement. Waivers may be made in advance or after the right waived has arisen or the breach or default waived has occurred. Any waiver may be conditional. No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof nor of any other agreement or provision herein contained. No waiver or extension of time for performance of any obligations or acts shall be deemed a waiver or extension of the time for performance of any other obligations or acts.

[Signature pages follow]

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

ONE Nuclear Energy Inc.,
a Delaware Corporation

By:	/s/ Kevin Dowd
Name:	Kevin Dowd
Title:	Chief Operating Officer

SPONSOR:

HC VII Sponsor LLC,
a Nevada limited liability company

By:
Name:	Daniel J. Hennessy
Title:	Managing Member

IPO UNDERWRITERS:

Cohen & Company Capital Markets, a division of
Cohen & Company Securities, LLC

By:
Name:
Title:	Authorized Signatory

Loop Capital Markets LLC

By:
Name:
Title:	Authorized Signatory

Clear Street LLC

By:
Name:
Title:	Authorized Signatory

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

ONE Nuclear Energy Inc.,
a Delaware Corporation

By:
Name:	Richard Taylor
Title:	Chief Executive Officer

SPONSOR:

HC VII Sponsor LLC,
a Nevada limited liability company

By:	/s/ Daniel J. Hennessy
Name:	Daniel J. Hennessy
Title:	Managing Member

IPO UNDERWRITERS:

Cohen & Company Capital Markets, a division of
Cohen & Company Securities, LLC

By:
Name:
Title:	Authorized Signatory

Loop Capital Markets LLC

By:
Name:
Title:	Authorized Signatory

Clear Street LLC

By:
Name:
Title:	Authorized Signatory

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

ONE Nuclear Energy Inc.,
a Delaware Corporation

By:
Name:	Richard Taylor
Title:	Chief Executive Officer

SPONSOR:

HC VII Sponsor LLC,
a Nevada limited liability company

By:
Name:	Daniel J. Hennessy
Title:	Managing Member

IPO UNDERWRITERS:

Cohen & Company Capital Markets, a division of
Cohen & Company Securities, LLC

By:	/s/ Jerry Serowik
Name:	Jerry Serowik
Title:	Authorized Signatory

Loop Capital Markets LLC

By:
Name:
Title:	Authorized Signatory

Clear Street LLC

By:
Name:
Title:	Authorized Signatory

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

ONE Nuclear Energy Inc.,
a Delaware Corporation

By:
Name:	Richard Taylor
Title:	Chief Executive Officer

SPONSOR:

HC VII Sponsor LLC,
a Nevada limited liability company

By:
Name:	Daniel J. Hennessy
Title:	Managing Member

IPO UNDERWRITERS:

Cohen & Company Capital Markets, a division of
Cohen & Company Securities, LLC

By:
Name:
Title:	Authorized Signatory

Loop Capital Markets LLC

By:	/s/ Michael Jackson
Name:	Michael Jackson
Title:	Authorized Signatory

Clear Street LLC

By:
Name:
Title:	Authorized Signatory

[Signature Page to A&R Registration Rights Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

COMPANY:

ONE Nuclear Energy Inc.,
a Delaware Corporation

By:
Name:	Richard Taylor
Title:	Chief Executive Officer

SPONSOR:

HC VII Sponsor LLC,
a Nevada limited liability company

By:
Name:	Daniel J. Hennessy
Title:	Managing Member

IPO UNDERWRITERS:

Cohen & Company Capital Markets, a division of
Cohen & Company Securities, LLC

By:
Name:
Title:	Authorized Signatory

Loop Capital Markets LLC

By:
Name:
Title:	Authorized Signatory

Clear Street LLC

By:	/s/ Ryan J Gerety
Name:	Ryan J Gerety
Title:	Authorized Signatory

[Signature Page to A&R Registration Rights Agreement]

OTHER EXISTING HOLDERS:

/s/ Daniel J. Hennessy
Daniel J. Hennessy

Thomas D. Hennessy

Nicholas Geeza

Grant Allen

Brian Bonner

Anna Brunelle

Javier Saade

Poonam Sharma

[Signature Page to A&R Registration Rights Agreement]

OTHER EXISTING HOLDERS:

Daniel J. Hennessy

/s/ Thomas D. Hennessy
Thomas D. Hennessy

Nicholas Geeza

Grant Allen

Brian Bonner

Anna Brunelle

Javier Saade

Poonam Sharma

[Signature Page to A&R Registration Rights Agreement]

OTHER EXISTING HOLDERS:

Daniel J. Hennessy

Thomas D. Hennessy

/s/ Nicholas Geeza
Nicholas Geeza

Grant Allen

Brian Bonner

Anna Brunelle

Javier Saade

Poonam Sharma

[Signature Page to A&R Registration Rights Agreement]

OTHER EXISTING HOLDERS:

Daniel J. Hennessy

Thomas D. Hennessy

Nicholas Geeza

/s/ Grant Allen
Grant Allen

Brian Bonner

Anna Brunelle

Javier Saade

Poonam Sharma

[Signature Page to A&R Registration Rights Agreement]

OTHER EXISTING HOLDERS:

Daniel J. Hennessy

Thomas D. Hennessy

Nicholas Geeza

Grant Allen

/s/ Brian Bonner
Brian Bonner

Anna Brunelle

Javier Saade

Poonam Sharma

[Signature Page to A&R Registration Rights Agreement]

OTHER EXISTING HOLDERS:

Daniel J. Hennessy

Thomas D. Hennessy

Nicholas Geeza

Grant Allen

Brian Bonner

/s/ Anna Brunelle
Anna Brunelle

Javier Saade

Poonam Sharma

[Signature Page to A&R Registration Rights Agreement]

OTHER EXISTING HOLDERS:

Daniel J. Hennessy

Thomas D. Hennessy

Nicholas Geeza

Grant Allen

Brian Bonner

Anna Brunelle

/s/ Javier Saade
Javier Saade

Poonam Sharma

[Signature Page to A&R Registration Rights Agreement]

OTHER EXISTING HOLDERS:

Daniel J. Hennessy

Thomas D. Hennessy

Nicholas Geeza

Grant Allen

Brian Bonner

Anna Brunelle

Javier Saade

/s/ Poonam Sharma
Poonam Sharma

[Signature Page to A&R Registration Rights Agreement]

NEW HOLDERS:

/s/ Richard Taylor
Richard Taylor

/s/ Kevin Dowd
Kevin Dowd

/s/ Robert Carilli
Robert Carilli

[Signature Page to A&R Registration Rights Agreement]